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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 15, 2002





                      WILLIAMS COAL SEAM GAS ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


           DELAWARE                       001-11608             75-6437433
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)




            TRUST DIVISION
          ROYALTY TRUST GROUP                                       75202
         BANK OF AMERICA, N.A.                                    (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)

       Registrant's Telephone Number, including area code: (214) 209-2400

                                 NOT APPLICABLE
      (Former name, former address and former fiscal year, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

         23.1     Consent of Miller and Lents, Ltd.

         99.1 Reserve Report, dated January 31, 2002, on the estimated reserves, estimated future net revenues and the discounted estimated future net revenues attributable to the Royalty Interests and the Underlying Properties as of December 31, 2001, prepared by Miller and Lents, Ltd., independent petroleum engineers.

ITEM 9. REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         Williams Coal Seam Gas Royalty Trust (the "Trust") released today a summary of its December 31, 2001 Reserve Report prepared by Miller and Lents, Ltd., independent petroleum engineers. The table below summarizes net proved reserves estimated as of December 31, 2001, and certain related information for the Royalty Interests and Underlying Properties (as defined in the glossary below) from the December 31, 2001 Reserve Report. A summary of the December 31, 2001 Reserve Report is filed as an exhibit to this Form 8-K and incorporated herein by reference.

         A net profits interest does not entitle the Trust to a specific quantity of gas but to a portion of the net proceeds derived therefrom. Ordinarily and in the case of the Farmout Properties (as defined in the glossary below), proved reserves attributable to a net profits interest are calculated by deducting an amount of gas sufficient, if sold at the prices used in preparing the reserve estimates for such net profits interest, to pay the future estimated costs and expenses deducted in the calculation of the net proceeds of such interest. Because Quatro Finale (as successor to Williams Production Company,
LLC) has agreed to pay certain operating and capital costs with respect to the WI Properties (as defined in the glossary below), no amount of gas in respect of such costs has been deducted from the amount of reserves attributable to the WI Properties in determining the amount of reserves attributable to the Royalty Interests. Accordingly, the reserves presented for the Royalty Interests reflect quantities of gas that are free of future costs and expenses (other than production, severance and ad valorem taxes in respect of the WI Properties) if the price and cost assumptions set forth in the December 31, 2001 Reserve Report occur. The December 31, 2001 Reserve Report was prepared in accordance with criteria established by the Securities and Exchange Commission and, accordingly, is based upon a contractual price for gas for December 2001, of $2.24 per MMBtu before transportation charges. The December 31, 2001 Reserve Report is also based on the percentage share of NPI Net Proceeds (as defined in the glossary below) payable to the Trust continuing at 60 percent (permanently reduced from 81 percent since the fourth quarter of 2000) for the remaining life of the reserves.



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
                                                                                               ROYALTY    UNDERLYING
                                                                                              INTERESTS   PROPERTIES
                                                                                              ---------   ----------
Net Proved Gas Reserves  (Bcf)(a)(b)  ......................................................     45.3         87.5
Estimated  Future Net Revenues (in  millions)(c) ...........................................   $ 48.9       $ 89.0
Discounted  Estimated Future Net Revenues (in millions)(c) .................................   $ 34.4       $ 63.0

(a) Although the prices utilized in preparing the estimates in this table are in accordance with criteria established by the Securities and Exchange Commission, such prices were influenced by seasonal demand for natural gas and other factors and may not be the most representative prices for estimating future net revenues or related reserve data.

(b) The gas reserves were estimated by Miller and Lents, Ltd. by applying decline curve analyses utilizing type curves for the various areas in the San Juan Basin. The bases for the consideration of type curves are the production histories, the water and gas production rates and the initial reservoir pressures of the wells in the separate areas.

(c) Estimated future net revenues are defined as the total revenues attributable to the Underlying Properties and Royalty Interests less royalties, severance and ad valorem taxes, operating costs and future capital expenditures in excess of estimated amounts to be paid by Quatro Finale. Overhead costs (beyond the standard overhead charges for the nonoperated properties) have not been included, nor have the effects of depreciation, depletion and Federal income tax. Estimated future net revenues and discounted estimated future net revenues are not intended and should not be interpreted as representing the fair market value for the estimated reserves.

         Based upon the production estimates used in the December 31, 2001 Reserve Report for the January 1, 2002 through December 31, 2002 period, and assuming constant future Section 29 tax credits at the estimated 2001 rate of $1.076 per MMBtu, the estimated total future tax credits available from the production and sale of the net proved reserves from the Royalty Interests would be approximately $8.0 million, having a discounted present value (assuming a 10 percent discount rate) of approximately $7.6 million.

         There are many uncertainties inherent in estimating quantities and values of proved reserves and in projecting future rates of production and the timing of development expenditures. The reserve data set forth herein, although prepared by independent petroleum engineers in a manner customary in the industry, are estimates only, and actual quantities and values of natural gas are likely to differ from the estimated amounts set forth herein. In addition, the reserve estimates for the Royalty Interests will be affected by future changes in sales prices for natural gas produced and costs that are deducted in calculating NPI Net Proceeds and Infill Net Proceeds. Further, the discounted present values shown herein were prepared using guidelines established by the Commission for disclosure of reserves and should not be considered representative of the market value of such reserves or the Units. A market value determination would include many additional factors.

         Information concerning historical changes in net proved reserves attributable to the Underlying Properties, and the calculation of the standardized measure of discounted future net revenues related thereto, are contained in the notes to the financial statements of the Trust included in its annual reports on Form 10-K. The Williams Companies, Inc. has not filed reserve estimates covering the Underlying Properties with any Federal authority or agency other than the Commission.

         The following is a glossary of certain defined terms used in this Current Report on Form 8-K.

                                    GLOSSARY

         "Bcf" means billion cubic feet of natural gas. Natural gas volumes are stated herein at the legal pressure base of 14.73 pounds per square inch absolute at 60 degrees Fahrenheit.



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         "Blanco Hub Spot Price" means the posted index price of spot gas delivered to pipelines per MMBtu (dry basis) as published in the first issue of the month during which gas is delivered or such determination is made, as the case may be, in Inside FERC's Gas Market Report for "El Paso Natural Gas Company, San Juan," or in the event a Blanco Hub posted index price is at some time in the future reported by Inside FERC's Gas Market Report, then the Blanco Hub posted index price will be substituted in place of the "El Paso Natural Gas Company, San Juan" posted index price.

         "Btu" means British Thermal Unit, the common unit of gross heating value measurement.

         "Citibank's Base Rate" means a fluctuating interest rate per annum (compounded quarterly) as shall be in effect from time to time which rate per annum shall at all times be equal to the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as its base rate.

         "Conveyance" means the Net Profits Conveyance dated effective as of October 1, 1992, by and among Williams, WPC, the Trustee and the Delaware Trustee.

         "Enhanced recovery or similar operations" means operations conducted for the purpose of maintaining, sustaining or enhancing production from the Underlying Properties. These operations may include additional compression, the injection of carbon dioxide or other gases or hydraulic fracturing.

         "Farmout Properties" means the 5,348 gross acres in La Plata County, Colorado on which Quatro Finale owns a 35 percent net profits interest, also referred to as the PLA-9 Properties.

         "Gross acres" means the total number of surface acres of land without regard to ownership.

         "Gross wells" means the total whole number of gas wells without regard to ownership interest.

         "Index Price" means 97 percent of the Blanco Hub Spot Price as of the date the determination is made.

         "Infill Net Proceeds" consists generally of the aggregate proceeds based on the price at the Wellhead of gas produced from WPC's net revenue interest in any possible Infill Wells less (a) Quatro Finale's working interest share of property and production taxes on such Infill Wells; (b) WPC's working interest share of operating costs on such Infill Wells; (c) WPC's working interest share of capital costs on such Infill Wells, including costs of drilling and completing such Infill Wells and the costs of associated surface facilities; and (d) interest on the unrecovered portion, if any, of the foregoing costs at Citibank's Base Rate.

         "Infill NPI" refers to one of the net profits interests conveyed to the Trust, consisting of a 20 percent interest in WPC's Infill Net Proceeds.

         "Infill Wells" means any possible additional well drilled on a producing drilling block when well spacing rules are effectively modified from the existing 320 acre spacing.

         "Mcf" means thousand cubic feet of natural gas.

         "MMBtu" means million Btu.

         "MMcf" means million cubic feet of natural gas.

         "Net profits interest" generally refers to a real property interest entitling the owner to receive a specified percentage of the net proceeds from the sale of production attributable to the properties burdened thereby, the amount of which is based on a revenue formula specified in such net profits interest.

         "NPI" refers to one of the net profits interests conveyed to the Trust, generally entitling the Trust to receive 81 percent (subject to reduction as described below) of the NPI Net Proceeds attributable to (i) Quatro Finale's net revenue interest (working interest less lease burdens) in the WI Properties and
(ii) the revenue stream received by WPC



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attributable to its 35 percent net profits interest in the Farmout Properties.
The percentage of the NPI Net Proceeds to which the Trust is entitled was subject to permanent reduction to 60 percent under certain conditions, and such a reduction occurred in the fourth quarter of 2000 as described in the Trust's annual report on Form 10-K.

         "NPI Net Proceeds" consists generally of the aggregate proceeds attributable to (i) Quatro Finale's net revenue interest based on the sale at the Wellhead of gas produced from the WI Properties and (ii) the revenue stream received by Quatro Finale from its 35 percent net profits interest in the Farmout Properties, less (a) Quatro Finale's working interest share of property and production taxes on the WI Properties; (b) Quatro Finale's working interest share of actual operating costs on the WI Properties to the extent in excess of those agreed to be paid by Quatro Finale as described herein; (c) Quatro Finale's working interest share of capital costs on the WI Properties to the extent in excess of those agreed to be paid by WPC as described herein; and (d) interest on the unrecovered portion, if any, of the foregoing costs at Citibank's Base Rate.

         "Net wells" and "net acres" are calculated by multiplying gross wells or gross acres by the interest in such wells or acres.

         "Quatro Finale" means (a) with respect to the period May 1, 1997 until February 28, 2001, Quatro Finale LLC, a Delaware limited liability company (which entity acquired and owned the Underlying Properties from May 1, 1997 until February 1, 2001), and (b) with respect to the period from and after March 1, 2001, Quatro Finale V LLC, a Delaware limited liability company (which entity acquired and has owned the Underlying Properties effective and since March 1,
2001).

         "Royalty Interests" means the NPI and Infill NPI conveyed to the Trust.

         "Trustee" means Bank of America, N.A. (as successor to NationsBank, N.A.), in its capacity as a trustee of the Trust.

         "Underlying Properties" means certain proved properties in the Fruitland coal formation in the San Juan Basin of New Mexico and Colorado as specified in the Conveyance in which Quatro Finale has certain net revenue interests (working interests less lease burdens) and net profits interests.

         "Units" means the 9,700,000 units of beneficial interest issued by, and evidencing the entire beneficial interest in, the Trust.

         "Wellhead" means at or in the vicinity of the wellhead of gas produced.

         "Williams" means The Williams Companies, Inc., a Delaware corporation.

         "WI Properties" means the net revenue interests (working interests less lease burdens) of Quatro Finale in the Underlying Properties including Quatro Finale's interests in 12 Federal producing units in New Mexico.

         "Working interest" generally refers to a real property interest entitling the owner to receive a specified percentage of the proceeds from the sale of oil and gas production or a percentage of such production, but requiring the owner of such working interest to bear the costs to explore for, develop and produce such oil and gas.

         "WPC" means Williams Production Company L.L.C., a wholly-owned indirect subsidiary of Williams.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               WILLIAMS COAL SEAM GAS ROYALTY TRUST

                               By:  BANK OF AMERICA, N.A., TRUSTEE


                                    By: /s/ RON E. HOOPER
                                       ----------------------------------------
                                                    RON E. HOOPER
                                       Senior Vice President and Administrator

Date:  March 14, 2002



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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

23.1     Consent of Miller and Lents, Ltd.

99.1 Reserve Report, dated January 31, 2002, on the estimated reserves, estimated future net revenues and the discounted estimated future net revenues attributable to the Royalty Interests and the Underlying
         Properties as of December 31, 2001, prepared by Miller and Lents, Ltd., independent petroleum engineers.